SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 17, 2003



                                   NEXEN INC.

             (Exact name of registrant as specified in its charter)



          CANADA                         1-6702                 98-6000202
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (403) 699-4000



                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)





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ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On July 17, 2003, Nexen Inc. issued a press release announcing its second quarter results for fiscal 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. A reconciliation of non-GAAP financial information referred to in the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 17, 2003

                                        NEXEN INC.



                                        By:    /s/ Rick C. Beingessner
                                               --------------------------------
                                        Name:  Rick C. Beingessner
                                        Title: Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press release of Nexen Inc. dated July 17, 2003.

99.2              Reconciliation of non-GAAP financial information.